UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 24, 2004



                         LIQUIDMETAL TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)



           Delaware                      000-31332              20-0121262
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


                        25800 Commercentre Dr., Suite 100
                              Lake Forest, CA 92630
               (Address of Principal Executive Offices; Zip Code)

       Registrant's telephone number, including area code: (949) 206-8000

                         LIQUIDMETAL TECHNOLOGIES, INC.

                                    FORM 8-K


Item 5.  Other Events and Required FD Disclosure.

The following information is being reported under Item 5 of Form 8-K: Press release, dated June 28, 2004, by Liquidmetal Technologies, Inc. (the "Company") announcing the resignation of Henri Tchen as a director of the Company.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                        LIQUIDMETAL TECHNOLOGIES, INC.



                                        By: /s/ John Kang
                                            ------------------------------------
                                             John Kang
                                             Chairman, President, and
                                             Chief Executive Officer


Date: June 28, 2004




                                  EXHIBIT INDEX


Exhibit Number             Description
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99.1                       Press Release, dated June 28, 2004.











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